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                                                                   EXHIBIT 10.21

                            HARKEN ENERGY CORPORATION
                          5% CONVERTIBLE NOTE DUE 2003

     Harken Energy Corporation, a Delaware corporation (hereinafter, the "Issuer" or "Company"), for value received, hereby promises to pay jointly to Benz Energy, Inc. and Texstar Petroleum, Inc. (collectively, the "Holder") upon presentation and surrender and delivery of this Convertible Note ("Note") the principal sum of Six Million Eight Hundred Three Thousand Six Hundred Seventy Nine and 26/100 United States Dollars (U.S. $ 6,803,679.26) (the "Principal Amount") on November 26, 2003 ("Maturity"), and, to pay interest thereon from the date hereof, semi-annually in arrears on May 26 and November 26 of each year, commencing November 26, 2000, at the rate of 5% per annum, calculated on the basis of a 360-day year consisting of twelve 30-day months, until the principal thereof is paid or payment thereof is duly provided for; provided, however, that the Principal Amount may be reduced from time to time in connection with puts, conversions, redemptions, purchase and cancellations (as described below); and provided further that interest accruing after the date of a reduction in the Principal Amount of the Note shall be calculated with reference to the new Principal Amount.

                        TERMS AND CONDITIONS OF THE NOTES

     The following, except for the paragraphs in italics, is the text of the terms and conditions of the Note which will be endorsed on the Note:

1.   Form, Denomination and Title

     (A) The Note will initially be registered in the name of Benz Energy, Inc. and Texstar Petroleum, Inc., whose mailing addresses are 1000 Louisiana, 15th floor, Houston, TX 77002

     (B) Title to the Note will remain in the name of the Holder until a transfer request is presented to and accepted by the Company.

     The Notes will bear the following legends, which may be modified as the Company deems necessary to comply with the Securities Act:

     "THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE. THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES FOR THE BENEFIT OF THE COMPANY THAT, EXCEPT TO PERMITTED ASSIGNEES IN ACCORDANCE WITH THE TERMS OF THE NOTE, THIS NOTE MAY NOT BE RESOLD, PLEDGED OR


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OTHERWISE TRANSFERRED WITHOUT THE PRIOR WRITTEN CONSENT OF ISSUER AND
UNLESS THE NOTE HAS BEEN REGISTERED UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES OR BLUE SKY LAW OR EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH LAWS ARE AVAILABLE."

2.   Status

     The Note is a direct, unconditional and unsecured obligation of the Company and will rank pari passu, without any preference among other indebtedness of the Company. The Note will not be secured by any assets or property of the Company. The Note will rank pari passu with all other present and future indebtedness of the Company, except that the Company may incur and become liable with respect to indebtedness which is senior in right of payment to the Note provided (i) such indebtedness is incurred in connection with purchase money obligations in connection with the purchase of any property or assets purchased after December 30, 1999 ("the Closing Date") or to pay all or a portion of the purchase price for property or assets acquired by the Company after the Closing Date; (ii) the Company may grant a security interest in existing or hereafter acquired property or assets senior in right of payment to the Note, or (iii) such indebtedness is incurred in connection with project finance transactions by the Company, such indebtedness will be recourse only to the project and/or project assets or properties, so encumbered, except to the extent a corporate guarantee by the Company may be required in connection therewith. Notwithstanding the foregoing, all such indebtedness contemplated under (i), (ii) and (iii), to the extent it ranks senior to the Note, shall rank senior to the Note only as to the payment from the assets or property encumbered and shall rank pari passu to the Note for all other purposes.

3.   Covenants

     (A) The Company will not merge or consolidate with or sell, convey, transfer or lease or otherwise dispose of all, or substantially all, of its assets unless: (a) either (i) the Company shall be the surviving Person in the case of a merger or (ii) the Person (if other than the Company) formed by such consolidation or into which the Company is merged or the Person(s) which acquired by conveyance or transfer, or which leases, all or substantially all of the Properties and assets of the Company (1) shall be organized and validly existing under the laws of the United States of America, any state thereof or the District of Columbia and (2) shall expressly assume the Company's obligation for the due and punctual payment of the principal of and interest on the Note and the performance and observance of every covenant on the part of the Company to be performed or observed; and (b) immediately after giving effect to such transaction (and treating any indebtedness which becomes an obligation of the Company in connection with or as a result of such transaction as having been


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     incurred at the time of such transaction), no Default or Event of Default shall have occurred and be continuing.

     (B) Upon any consolidation of the Company with or merger of the Company with or into any other Person or any conveyance, transfer or lease of all or substantially all of the Properties and assets of the Company to any Person(s), the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company as Issuer of the Note with the same effect as if such successor Person(s) had been named as the Company herein, and in the event of any such conveyance or transfer, the Company, except in the case of a lease, shall be discharged of all obligations and covenants under the Note.

     (C) The Company shall furnish to Holder, promptly upon becoming aware of the existence of any condition or event which constitutes a Default or an Event of Default, written notice specifying the nature and period of existence thereof and the action which the Company is taking or proposes to take with respect thereto.

     (D) The Company will immediately notify Holder of any default under the terms of any outstanding indebtedness, if such default is not waived or cured within the period provided for such cure by the relevant loan documents.

     (E) After an Event of Default, the Company will not purchase or redeem any of the Shares, and the Company further agrees not to pay dividends with respect to any of its Shares, other than such dividends that it is contractually obligated to pay as of the Closing Date of this Note.

     (F) From the Closing Date until Maturity, the Company will not amend its articles of incorporation or bylaws in such a manner that will be detrimental to the terms of this Note or to the Company's ability to perform its obligations under the Note.

4.   Interest

       The Note shall bear interest from (and including) the May 26, 2000 until the principal thereof is paid in full, at the rate of 5 % per annum on the principal amount thereof outstanding from time to time. Except as otherwise provided herein, interest shall be due and payable semi-annually in arrears on May 26 and November 26 of each year (each an "Interest Payment Date"), the first such payment to be made on November 26, 2000.


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     The Note will cease to bear interest (i) from its due date for redemption unless the Company shall default in the payment of the Redemption Price, in which event interest shall continue to accrue, or (ii) where the Conversion Right shall have been voluntarily exercised by the Holder, from the Conversion Date, or (iii) in the case of a Mandatory Conversion, from the Mandatory Conversion Date. Interest is calculated on the basis of a 360-day year consisting of 12 months of 30 days each and, in the case of an incomplete month, the number of days elapsed.

5.   Put Options

     (A) General

     For a period of nine months after the Closing Date (the "Restricted Put Period"), Holder shall have the right from time to time to compel Issuer (subject to the provisions stated herein) to redeem the Note (the "Put") into either cash or the issuance of the Company's $.01 par value common stock ("Shares") ("Put Consideration"), which form of Put Consideration shall be at the sole option of the Company, provided that (a) the Put Consideration shall be used solely for the purpose of retiring or exchanging secured obligations of Holder (including without limitation vendor notes, preferred stock and indentures of Holder) and (b) the retirement or exchange of the securities is at a discount to either or both (i) the outstanding amount of the secured obligation and/or (ii) the amount of the Put Consideration to be received pursuant to the Put, which discount will be acceptable to Company in its sole and absolute discretion. If at any time during a term of nine (9) months beginning after the nine (9) month period stated above or for a term of nine (9) months beginning during the nine (9) month period if the Letter of Intent between Company and Holder has terminated, the Put shall be freely exercisable at the sole discretion of the Holder without restriction and without approval of Company, for an amount equal to 50% of the then outstanding principal amount of the Note (plus accrued interest), payable either in cash or in Shares, at the sole election of Company; provided, however, such Put must be exercised by Holder(s) of the Note(s) aggregating not less than 50% of the then outstanding principal balance of the outstanding Note(s). Subject to the exercise of the Automatic Put described in Section 5(C) below, if such Put is not exercised within such period of time then the Put shall terminate and be null and void.

     (B) Put Procedure

     To exercise the Put right, the Holder must complete, execute and deliver at its own expense to the office of the Company at 16285 Park Ten Place, Suite 600, Houston, TX 77084, Attention: Larry E. Cummings, Secretary, a notice of put exercise (a "Put Notice"). If the Put Notice is delivered within the Restricted Put Period, the Put Notice shall set forth


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(i) the Holder's desire to exercise the Put, (ii) the secured obligations of the
Holder to be retired by, or exchanged for, the Put Consideration and (iii) the amount of the discount (A) at which the secured obligation will be retired or exchanged and/or (B) to the Put Consideration receivable on exercise of the Put. If the Company receives a Put Notice during the Restricted Put Period, the Company will have a period of 30 calendar days after the receipt of the Put Notice to accept or reject the exercise of the Put by delivering written notice to the Holder at his registered address in accordance with Section 14 hereof. Should Company elect to accept the exercise of the Put ("Company Put Acceptance Notice"), Holder shall have a period of five (5) Business Days after receipt of the Company Put Acceptance Notice to deliver the Note to Company. If the Put Notice is delivered within the nine (9) month term after the Restricted Put Period, the Put Notice shall set forth Holder's desire to exercise the Put, and shall be accompanied by the applicable Note. As soon as reasonably practicable, after (i) in the case a Put Notice is given by Holder during the Restricted Put Period, the Company's receipt of the applicable Note after the mailing of the Company Put Acceptance Notice and (ii) in the case a Put Notice is given by the Holder during the nine (9) month period after expiration of the Restricted Put Period, the Company's receipt of the Put Notice and applicable Note, but either case not later than 15 days after the Company's receipt of the applicable Note or the Put Notice and applicable Note, as applicable, the Company shall redeem the then outstanding principal balance of the Note at the agreed upon discount (plus accrued interest thereon) as set forth in Section 5(A) above. The Redemption Price shall be payable in cash or Shares at the Company's sole discretion. The date of the Put (the "Put Date") shall be deemed the delivery to the Company of the applicable Put Notice. An election by Holder to exercise the Put once made and delivered to Company shall be irrevocable by Holder regardless of whether the Put is accepted or rejected by the Company.

     (C)  Automatic Put

     Notwithstanding the exercise of the Put during the time periods set out in
Section 5(A) above and subject to the Company's right to reject the automatic exercise described below, if at any time from the Closing Date until Maturity the Permitted Lienholder institutes an action to foreclose on the Note, in whole or in part, such filing shall immediately cause the exercise of the Put in accordance with Section 5(A) above (but without regard to the nine month time restriction contained in the second sentence of Section 5(A)) but only to the extent it covers the share of the Note pledged by the Noteholder to the Permitted Lienholder (the "Pledged Portion"). Upon the automatic exercise of the Put as herein provided, Company shall have a period of five (5) business days from the date the foreclosure action was filed, to advise Noteholder and Permitted Lienholder whether it elects to (i) accept the exercise of the Put or
(ii) reject the automatic exercise of the Put. Should Company elect to accept the automatic exercise of the Put, Noteholder shall have an additional period of five (5) business days to from the receipt of Company's notice to deliver the Note. Upon receipt of such Note, the Company shall as soon as reasonably practicable thereafter (i) redeem the Pledged Portion of the Note at the agreed upon


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discount (plus accrued interest thereon) if such foreclosure is filed within the
Restricted Put Period, otherwise such redemption will be for an amount equal to 50% of the then outstanding principal balance of the Pledged Portion of the Note (plus accrued interest thereon) and (ii) issue to Noteholder a new Note representing the difference, if any, between the principal balance of the surrendered Note and the Pledged Portion of the Note. If the Company elects to reject, or fails to timely elect to accept, the automatic exercise of the Put, the Permitted Lienholder shall become a Holder of the Pledged Portion of the Note (plus all accrued interest thereon) for all purposes of this Note without regard to further restrictions under this Section 5(c), and the Company shall be deemed to have given its prior written consent to the transfer and assignment of the Pledged Portion of the Note to the Permitted Lienholder in accordance with
Section 15 hereof.

     (D) Payment in Shares

     If the Put is paid in Shares, the number of Shares to be received by the Holder on exercise of the Put shall be equal to the quotient of (i) the sum of the outstanding principal balance of the Note plus the accrued interest thereon, reduced by the applicable discount amount divided by (ii) the average Market Price of a Share during the 30 consecutive calendar day period ending as of the Put Date.

6.   Payments

     Except as otherwise provided under this Note, the payment of principal with respect to the Note, and the semi-annual payment of interest on an Interest Payment Date, shall be paid by wire transfer in immediately available funds in accordance with payment instructions set forth on Exhibit "A" or to any account in the United States which the Holder may designate by written notice to the Company in accordance with Section 14 hereof at least Five Business Days prior to the due date. If the date for any payment due under the Note falls on a day which is not a Business Day, such payment date shall be deemed to have fallen on the next Business Day. When making payments to the Holder, fractions of one cent will be rounded down to the nearest whole cent.

7.   Conversion

     (A) Conversion Period and Price

     (i) The Holder has the right, subject as provided herein and to any applicable laws and regulations, to require the Company to convert the outstanding principal amount of the Note into fully paid and non-assessable Shares at any time during the Conversion Period. The Conversion Period begins on the Closing Date hereof, and ends upon the earliest to occur of (a) the second Business Day prior to the later of Maturity or the date on which all principal and interest on the Note is repaid in full,


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(b) if such Notes shall have been called for redemption, the close of the second
Business Day prior to the Redemption Date, or (c) the effective date of a Mandatory Conversion. Upon conversion, the right of the converting Holder to repayment of the outstanding principal amount of the Note and accrued interest thereon shall be extinguished and released, and in consideration and exchange therefor the Company shall issue Shares for the outstanding principal amount of the Note plus accrued interest thereon through the Conversion Date at the Conversion Price. Upon such issuance of the Shares, the Note will be credited as paid up in full.

     (ii) The number of Shares to be issued on conversion of a Note will be determined by dividing the outstanding principal amount of the Note plus accrued interest by the Conversion Price (as defined below) in effect on the Conversion Date, with the result being rounded down to the nearest whole number.

     (iii) A Conversion Right may only be exercised as to the full outstanding principal balance of the Note held by the registered Holder. Fractions of Shares will not be issued on conversion and no cash adjustments will be made with respect thereof.

     (iv) The price at which Shares will be issued upon conversion (the "Conversion Price") will be U.S. $6.50 per Share but will be subject to adjustment in the manner provided in Section 7(C). The Company shall give notice of any adjustment of the Conversion Price in accordance with Section 14 within ten (10) days after the date of such adjustment.

     (v) Notwithstanding the provisions of paragraph (i) of this Section 7(A), if the Company shall default in making payment in full with respect to the Note which shall have been called for redemption prior to Maturity, then from the Redemption Date, interest shall continue to accrue on such Note and the Conversion Right attached to such Note will continue to be exercisable (unless already exercised by the Company pursuant to Section 7(D)) up to, and including the close of business on the date upon which the full amount of the monies payable with respect of such Note is due or, if earlier, Maturity.

     (B)  Procedure for Conversion

     (i) To exercise the Conversion Right attached to the Note, the Holder must complete, execute and mail at its own expense to the office of the Company at 16285 Park Ten Place, Suite 600, Houston, TX 77084, Attention: Larry E. Cummings, Secretary, a notice of conversion (a "Conversion Notice") in the form attached hereto as Exhibit "B" and incorporated herein by reference to this Note. The Conversion Date will be deemed to be the date of such Conversion Notice. A Conversion Notice once delivered shall be irrevocable.



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     (ii) As soon as practicable, and in any event not later than fourteen (14)
calendar days after the Conversion Date, the Company will in the case of the Note converted on exercise of the Conversion Right shall cause the Holder of the Note as designated in the Conversion Notice to be registered as Holder of the relevant number of Shares and will make a certificate or certificates for the relevant Shares available for collection at the Company's principal office in Houston, Texas or, if so requested in the relevant Conversion Notice, will deliver such certificate or certificates to the person and at the place specified in the Conversion Notice, at the risk of the Holder, together with any other securities, property or cash required to be delivered upon conversion and such assignments and other documents (if any) as may be required by law to effect the transfer thereof.

     (iii) The registered Holder of the Note being converted will be deemed for all purposes to be the holder of record of the number of Shares issuable upon conversion with effect from the Conversion Date or Mandatory Conversion Date, as the case may be. The Shares issued upon conversion of the Notes will in all respects rank pari passu with the issued and outstanding Shares issued on the relevant Conversion Date or Mandatory Conversion Date, as the case may be, except for any right excluded by mandatory provisions of applicable law. A Holder of Shares issued on conversion of Notes shall not be entitled to any rights for any record date which precedes the relevant Conversion Date or Mandatory Conversion Date, as the case may be.

     (iv) If any notice requiring the redemption of the Note is given pursuant to Section 8(B) on or after the fifteenth (15th) calendar day prior to the record date with respect to any dividend payable with respect to such Shares and such notice specifies a date for redemption falling on or prior to the next following Interest Payment Date, interest shall (subject as hereinafter provided) accrue on Notes which shall have been delivered for conversion on or after such record date. Any such interest shall be paid by the Company not later than fourteen (14) calendar days after the relevant Conversion Date pursuant to instructions given by the Holder.

     (C)  Adjustments in Conversion Price

     The Conversion Price is subject to adjustment upon the occurrence of certain events, including: (i) stock dividends; (ii) the subdivision, combination or reclassification of outstanding shares of Common Stock; (iii) issuances to all stockholders of the Company of securities which are exercisable or convertible into Shares at a price less than the Market Price for the Shares;
(iv) issuances of Shares to all stockholders of the Company for cash at a price less than the fair market value, as determined by the Board of Directors, other than issuances pursuant to the conversion of this Note or the then outstanding securities of the Company (including, but not limited to, the 5% Convertible Notes due 2003, Series G Preferred Stock and any warrants to purchase Shares, or in connection with any plan of the Company for granting rights or options to purchase stock in connection with any employee compensation or benefit plan of the Company, whether now in effect


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or hereafter created or amended, including, but not limited to, the Company's
Qualified Stock Option Plan, Non-Qualified Incentive Stock Option Plan, Directors Stock Option Plan, 1993 Stock Option and Restricted Stock Plan and 1996 Incentive and Nonstatutory Option Plan); and (v) the distribution to all holders of Common Stock of a class of debt securities of the Company or of assets or rights or warrants to purchase securities of the Company (excluding those rights and warrants referred to above and cash dividends or distributions from current or retained earnings), any one or more of such actions described in clauses (i) through (v) above referred to herein as an "Adjustment Event". The Company may at any time or from time to time reduce the Conversion Price under this Note temporarily or permanently.

     Upon the occurrence of an Adjustment Event under clauses (i) or (ii) above, the number of Shares issuable upon conversion of the Note immediately prior to the record date of such Adjustment Event shall be adjusted so that the Holder shall thereafter be entitled to receive the number of Shares that the Holder would have owned or have been entitled to receive after the occurrence of such Adjustment Event or any record date with respect thereto. An adjustment made pursuant to immediately preceding sentence shall become effective immediately after the effective date of such Adjustment Event retroactive to the record date, if any, for such Adjustment Event. Whenever the number of Shares issuable upon the conversion of the Note is adjusted pursuant to this paragraph, the Conversion Price for each Share shall be adjusted by multiplying such Conversion Price in effect immediately prior to such Adjustment Event by a fraction, the numerator of which shall be the number of Shares issuable upon conversion of the
Note immediately prior to such Adjustment Event, and the denominator of which shall be the number of Shares so issuable immediately thereafter.

     Upon the occurrence of an Adjustment Event under clause (iii) or (iv) above, then the Conversion Price per Share shall be adjusted by dividing (i) the sum of (A) the product obtained by multiplying the number of Shares outstanding immediately prior to such issuance (on a fully diluted basis) by the Conversion Price per share in effect immediately prior to such issuance, plus (B) the aggregate consideration, if any, received by the Company upon such issuance, plus (C) the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion of exercise thereof, by (ii) the number of Shares outstanding immediately after such issuance (on a fully diluted basis). Whenever the Conversion Price per share is adjusted as provided in this paragraph, the number of Shares issuable upon conversion of the Note immediately after such Adjustment Event shall be adjusted, to equal the product obtained (calculated to the nearest full share) by multiplying such number of Shares by a fraction, the numerator of which is the Conversion Price per share in effect immediately prior to such Adjustment Event and the denominator of which is the Conversion Price per share under the immediately preceding sentence, which adjusted number of Shares shall thereupon be the number of Shares issuable upon conversion of the Note until further adjusted as provided herein.

     For purposes of the immediately preceding paragraph, "on a fully diluted basis" means that all outstanding options, rights or warrants to subscribe for Shares and all securities convertible into or exchangeable for Shares (such options, rights, warrants and securities are collectively referred to herein as "Convertible Securities") and all options or rights to acquire Convertible Securities have been exercised, converted or exchanged.


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     Upon the occurrence of an Adjustment Event under clause (v) above, the
Conversion Price and the number of Shares issuable on conversion of the Note shall be adjusted as appropriate so that the economic benefits and losses that would have accrued to the Holder of the Note upon conversion of the Note prior to such Adjustment Event shall be equal as commercially possible to the economic benefits and losses that would of accrued to such Holder upon conversion of the Note after such Adjustment Event. Such adjustments shall be effective as of the earlier of the Adjustment Event or the record date, if any, of such Adjustment Event.

     No adjustment will be made where such adjustment would be less than five percent (5%) of the Conversion Price then in effect. Any adjustment not so made will be carried forward and taken into account in any subsequent adjustment. On any adjustment, the resultant Conversion Price, if not an integral multiple of one cent shall be rounded up to the nearest one cent.

     The Conversion Price may not be reduced so that, on conversion of the Note, Shares would be issued for an amount less than their par value.

     (D)  Mandatory Conversion

     (i) Holder acknowledges and agrees that the Company may elect to exercise the Conversion Right on behalf of the Holder with respect to the Note at the Conversion Price applicable as of the date fixed by the Company for such conversion (the "Mandatory Conversion Date"), provided that the average of the Market Price of the Shares over any thirty (30) consecutive calendar day period, on or after the Closing Date is equal to or greater than 125% of the Conversion Price.

     (ii) Not less than 30 calendar days following the Mandatory Conversion Date, the Company shall cause written notice of the Mandatory Conversion Date to be given to the Holder. Following such notice, the Holder will be required within 30 days after such date to deliver or procure delivery of the Note together with a duly completed Conversion Notice to the office of Company and to perform the obligations applicable to it on conversion specified in this Section 7(D). Failure to deliver the Conversion Notice shall not affect the conversion of the Note pursuant to the terms of this Section 7(D).

     (iii) From and after the Mandatory Conversion Date, the Note shall cease to constitute indebtedness of the Company and shall thereafter be only deemed to represent the right to receive Shares.

     (E)  Consolidation, Amalgamation or Merger

     In the event that the Company shall be a party to any transaction, including without limitation any (i) recapitalization or reclassification of the Shares (other than


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a change in par value, or from par value to no par value, or from no par value to par value, or as a result of subdivision or combination of the Shares ), (ii) any consolidation of the Company with, or merger of the Company into, any other person, any merger of another person into the Company (other than a merger which does not result in a reclassification, conversion, exchange or cancellation of all of the outstanding shares of Common Stock of the Company), (iii) any sale or transfer of all or substantially all of the assets of the Company, or (iv) any compulsory share exchange pursuant to which the Shares are converted into the right to receive other securities, cash or Property, the Company (and to the extent possible, the resulting entity) will forthwith notify the Holder of such event and ensure that the Holder of the Note will have the right (during the period in which such Note shall be convertible) to convert such Note into the class and amount of shares and other securities and property receivable which would have become liable to be issued upon conversion of such Note immediately prior to the transaction.

8.   Payment, Redemption and Purchase

     (A) Unless previously redeemed, converted or purchased and canceled as provided herein, the Company will pay the Note in full in immediately available funds the outstanding principal amount plus all accrued and unpaid interest on through Maturity.

     (B) (i) At any time on or after May 26, 2002, but prior to November 26, 2002, the Company may at its option redeem the Note, in whole or in part, for the outstanding principal amount, together with interest (if any) accrued to (but excluding) the Redemption Date, payable in cash or Shares. If Company elects to redeem the Note for Shares, the Note will be redeemed for the number of shares of Common Stock equal to the sum of the outstanding principal amount plus accrued and unpaid interest divided by the average Market Price of the shares over the 30 calendar days immediately preceding the date of notice of such redemption.

          (ii) Commencing November 26, 2002 and ending on Maturity, Company may at its option redeem, pursuant and subject to the provisions set forth above, up to 50% of the Note for Shares, and, on Maturity, Company may redeem the outstanding Note for Shares. If Company elects to redeem the Note for Shares, each Note will be redeemed for the number of shares of Common Stock equal to 110% of the sum of the face value of the Note plus interest accrued and unpaid thereon divided by the average Market Price of the Shares over the 30 calendar days immediately preceding the date of notice of such redemption; provided, however, that if the average of the aggregate Market Price of all outstanding shares of Common Stock over such 30 calendar day period is less than $500 million, each Note will be redeemed for the number of shares of Common Stock equal to 115% of the sum of the face value of the Note plus interest accrued and unpaid thereon divided by


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     the average of the Market Price of the Common Stock over the 30 calendar day period immediately preceding the date of notice of such redemption.

     (C) To exercise the Redemption Right, the Company must timely deliver written notice (the "Redemption Notice") to the Holder of the Note in accordance with Section 14 not less than 30 days or more than 60 days prior to the Redemption Date. The Redemption Notice shall set forth (i) the principal amount of the Notes (plus accrued interest) that the Company shall redeem on the Redemption Date, (ii) the Redemption Date, (iii) the Redemption Price, (iv) the place for delivery of the Note and any other necessary transfer instruments to be executed by the Holder in order to collect the Redemption Price. The Redemption Notice once given is irrevocable by the Company. Upon the expiration of any such notice period referred to in Section 8(C), the Company shall pay the Note as provided in 8(A).

     (D) Subject to applicable law, the Company may at any time purchase the Note together with all accrued interest thereon from the Holder in any manner and at any price negotiated between the parties.

     (E) If the Note is redeemed by the Company it will be forthwith canceled and may not be reissued or resold.

9.   Taxation

     All payments with respect to the Note by the Company shall be made without withholding or deduction for, or on account of, any present or future taxes, assessments or governmental charges of whatever nature ("Taxes") imposed or levied by or on behalf of the U.S. or any political sub-division of the U.S. having power to tax, unless the withholding or deduction of the Taxes is required by law. In that event, the Company will pay to the Holder the net amount due in connection with the Note, after the withholding or deduction of such Taxes paid (or to be paid), and Company shall not be responsible for the payment of any additional amounts to third parties on behalf of the Holder.

10.  Additional Covenants

     While any Conversion Right remains exercisable, the Company will:

     (A) at all times keep available for issuance free from any preemptive rights out of its authorized but unissued capital such number of Shares as would enable the Conversion Rights to be satisfied in full; and

     (B) not in any way adversely modify the rights attached to the Shares with respect to voting, dividends or liquidation, except to the extent all Common Shares are equally affected.

11.  Events of Default

     The Note is, and it shall accordingly become, immediately due and payable for the outstanding principal amount on the Note together with accrued interest, if any of the following events (each an "Event of Default") shall have occurred (unless such Event of Default has been remedied to the satisfaction of the Holder and waived):

     (A) if default is made for a period of five (5) Business Days or more in the payment of any interest due with respect to the Note; or

     (B) if the Company fails to perform or observe any of its other obligations, covenants, conditions or provisions under the Note or Purchase and Sale Agreement and such failure continues for a period of 30 calendar days (or such longer period as the Holder may in its absolute discretion permit) following the service by the Holder on the Company of a notice of default requiring the same to be remedied; or

     (C) if (i) any other indebtedness of the Company becomes due and payable prior to its stated maturity by reason of an event of default (howsoever described) or (ii) any such indebtedness of the Company is not paid when due or, as the case may be, within any applicable grace period, and in each such case such event continues unremedied for a period of 30 calendar days, provided in each such case the indebtedness exceeds $2,000,000; or

     (D) if the Company shall be declared or adjudicated by a competent court to be insolvent or bankrupt, consents to the entry of an order of relief against it in an involuntary bankruptcy case, shall enter into any assignment or other similar arrangement for the benefit of its creditors or consents to the appointment of a custodian (including, without limitation, a receiver, liquidator or trustee); or

     (E) if a receiver shall be appointed for the Company or in relation to all or substantially all of the assets of either of them, or a creditor shall levy and foreclose upon (and take possession of) all or substantially all of the assets of Company , and in any of the foregoing cases is not paid out or discharged within 90 calendar days; or

     (F) if the Company institutes proceedings to be adjudicated a voluntary bankrupt, or shall consent to the filing of a bankruptcy proceeding against it, or shall file a petition or answer or consent seeking organization under the laws of the Federal Bankruptcy Code or any similar applicable U.S. federal or state law, or shall consent to the filing of any such petition, or shall consent to the appointment of a receiver or liquidator or trustee or assignee (or other similar official) in bankruptcy or insolvency of it or its Property, or shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they come due; or

     (G) if a decree or order by a court of competent jurisdiction shall have been entered against the Company or any declaring either of them a bankrupt or insolvent, or approving a petition seeking the reorganization of the Company under the Federal Bankruptcy Code or any other similar applicable U.S. federal or state law, and such decree or order shall continue undischarged or unstayed for a period of 90 calendar days; or a decree or order by a court of competent jurisdiction for the appointment of a receiver or liquidator or trustee or assignee (or other similar official) in bankruptcy or insolvency of the Company, or for the winding up or liquidation of its affairs, shall have been entered, and such decree or order shall have continued undischarged and unstayed for a period of 90 calendar days; or

     (H) A material breach of a representation or warranty contained in the Purchase and Sale Agreement occurs and is not remedied, if curable, within 90 days after notice of such breach.

12.  Replacement of Notes

     Should the Note be lost, stolen, mutilated, defaced or destroyed, it may be replaced at the office of the Company upon payment by the claimant of the expenses incurred in connection with the replacement and on such terms as to evidence indemnity and security as the Company may reasonably require. Mutilated or defaced Notes must be surrendered before replacements will be issued.

13.  Registration Statement

     Company agrees that in the event Shares are issued to Holder under the terms of this Convertible Note, Company will file, or cause to be filed, a separate registration statement with the Securities and Exchange Commission for purposes of registering for resale Holder's Shares under the U. S. Securities Act of 1933, as amended, and any applicable state securities or blue sky law, within five (5) months following the issuance of such Shares, and shall use its commercially reasonable best efforts to have such registration statement declared effective as soon as reasonably possible after such filing, as more fully set forth in Section 4.11 of that certain Purchase and Sale Agreement dated contemporaneously with this Note.

14.  Notices

     All Notices required or permitted under this Note shall be in writing and shall be personally delivered or by certified mail, postage prepaid and return receipt requested or by telecopier to the address designated by Holder. All notices given by personal delivery or mail shall be effective on the date of actual receipt. All notices by telecopier shall be confirmed in writing on the day of transmission by personal delivery or certified mail.

15.  Transferability.

     Except for transfers by Noteholder to a Permitted Assignee, this Note may not be transferred, assigned, hypothecated, sold or conveyed ("Transfers" or "Transferred") in any manner, in whole or in part, by Holder or any Permitted Assignee, without Company's prior written consent, which consent may be withheld for any reason at Company's sole and absolute discretion. Any attempt transfer of the Note by Holder or Permitted Assignee in violation of this Section 15 shall be void ab initio and of no force and effect.

16.  Definitions

     The terms set forth below shall have the meanings ascribed to them below:

     "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

     "Business Day" means each Monday, Tuesday, Wednesday, Thursday, and Friday which is a day on which banking institutions in Houston, Texas are not authorized or obliged by law, regulation or executive order to close.

     "Closing Date" means December 30, 1999.

     "Common Stock" means, with respect to any Person, any and all shares, interests, participation and other equivalents (however designated, whether voting or non-voting) of such Person's common stock, whether now outstanding or issued after the date of this Indenture, and includes, without limitation, all series and classes of such common stock.

     "Company" means Harken Energy Corporation.

     "Conversion Date" means the Business Day during the Conversion Period on which the Conversion Right is exercised by delivery to the Company of the Note surrendered for conversion and the completed "Conversion Date" means the Business Day during the Conversion Period on which the Conversion Right is exercised by delivery to the Company of the Note surrendered for conversion and the completed notice of a Holder's intention to exercise its Conversion Right with respect to the Note.

     "Conversion Period" means, with respect to any Note, the period which is provided in Section 7(A) of this Note.

     "Conversion Price" means the price at which Conversion Shares shall be issued upon conversion as provided in Section 7(A) hereof, subject to adjustment as set forth herein.

     "Conversion Right" means the right of a Holder of the Note to convert such
Note into Conversion Shares.

     "Conversion Shares" means the Shares into which the Notes are convertible.

     "Corporation" includes corporations, limited liability companies, limited and general partnerships, associations, joint-stock companies and business trusts.

     "Default" means any event which is, or after notice or passage of time or both would be, an Event of Default. "Event of Default" has the meaning specified in Section 11.

     "Holder" means a Person who is the registered holder of a Note.

     "Indebtedness" of any Person means and includes all present and future obligations of such Person.

     "Interest Payment Date" means May 26 and November 26 of each year while any portion of this Note remains outstanding, commencing November 26, 2000.

     "Mandatory Conversion" means conversion of the Notes at the option of the Company pursuant to Section 7(D).

     "Mandatory Conversion Date" means the date specified in a notice published by the Company in accordance with Section 7(D), on which the Holder is required to surrender its Note for conversion.

     "Market Price" of a Share on any day shall mean (i) the closing sales price on the immediately preceding business day of a Share as reported on the principal securities exchange on which Shares are then listed or admitted to trading or (ii) if not so reported, the average of the closing bid and asked prices for a Share on the immediately preceding business day as quoted on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or (iii) if not quoted on NASDAQ, the average of the closing bid and asked prices for a Share as quoted by the National Quotation Bureau's "Pink Sheets" or the National Association of Securities Dealers' OTC Bulletin Board System. If the price of a Share shall not be so reported, the Market Price of a Share shall be determined by the Company's board of directors in good faith.

     "Maturity," when used with respect to any Note, means the date on which the principal of such Note becomes due and payable as therein or herein provided, whether at Maturity or the Redemption Date and whether by declaration of acceleration, call for redemption or otherwise. As used in this Note, Maturity is November 26, 2003.

     "Note" has the meaning stated in the first recital of this Convertible
Note.

     "Permitted Assignees" means (i) Stewart Peck, in his capacity as Collateral Agent for Participating Creditors in the Debt Restructure Agreement dated August 6, 1999, for an amount up to $4,071,320.74 out of the Principal Amount of the Note plus interest accrued or thereafter payable thereon and (ii) the Permitted Lienholder for an amount up to $6,803,679.26 out of the Principal Amount of the Note plus interest accrued or thereafter payable thereon; provided, however, any Transfer to the Permitted Lienholder shall be for the sole purpose of Holder granting to Permitted Lienholder a security interest in, or lien on, the Note or subject to Section 5c foreclosing upon such security interest or lien.

     "Permitted Lienholder" means Encap Energy Capital Fund III, L.P. for an amount equal to $6,803,679.26 out of the Principal Amount of the Note, plus interest accrued or thereafter payable thereon.

     "Person" means any individual, corporation, limited liability corporation, limited or general partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government entity or any agency or political subdivision thereof.

     "Property or Properties" means any kind of property or asset, whether real, personal or mixed, or tangible or intangible, and any interest therein.

     "Put Consideration" when used with respect to this Note, means the value paid, in cash or Shares, for the redemption of the Note in the manner set forth in Section 5.

     "Put Date" has the meaning specified in Section 5.

     "Put Notice" has the meaning specified in Section 5.

     "Redemption Date," when used with respect to any Note to be redeemed, in whole or in part, means the date fixed for such redemption by or pursuant to this Note.

     "Redemption Price," when used with respect to any Note to be redeemed, means the price at which they are to be redeemed pursuant to the terms hereof, plus accrued interest to the Redemption Date if applicable.

     "Restricted Put Period" has the meaning specified in Section 5.

     "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated from time to time by the Commission pursuant thereto.

     "Shares" means the common stock, par value U.S.$0.01, of the Company (and all other (if any) shares or stock resulting from any sub-division, consolidation or reclassification or such shares).

17.  Governing Law

     This Note is governed by, and will be construed in accordance with, the laws of the State of Texas.

18.  Other Defined Terms

     Capitalized words and terms used in this Note that are defined elsewhere in this Note are used herein as therein defined.

19.  Renewal

     This note is given in renewal and replacement of, but not in extinguishment or novation of, that certain promissory note dated December 30, 1999 payable jointly to the order of Benz Energy, Inc. and Texstar Petroleum, Inc. (collectively designated as the "Holder") in the original amount of $7,928,679.26.

     IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed in its corporate name by the signature of the undersigned duly authorized officer of the Issuer.

     DATED as of March ___, 2000.

                                     HARKEN ENERGY CORPORATION


                                     By: /s/ Larry E. Cummings, Vice President
                                        --------------------------------------
                                         Larry E. Cummings, Vice President

[Corporate Seal]

ATTEST:

By:
    -------------------------------------

Name:
     -------------------------------------
                Assistant Secretary



                    ACKNOWLEDGEMENT AND ACCEPTANCE BY HOLDER

Holder acknowledges and accepts this note in renewal and replacement of, but not in extinguishment or novation of, that certain promissory note dated December 30, 1999 payable jointly to the order of Benz Energy, Inc. and Texstar Petroleum, Inc. (collectively designated as the "Holder") in the original amount of $7,928,679.26.


BENZ ENERGY, INC.                             TEXSTAR PETROLEUM, INC.

BY:                                           BY:
   ----------------------------------            ------------------------------

                            HARKEN ENERGY CORPORATION
                          5% CONVERTIBLE NOTE DUE 2003

     Harken Energy Corporation, a Delaware corporation (hereinafter, the "Issuer" or "Company"), for value received, hereby promises to pay jointly to Benz Energy, Inc. and Texstar Petroleum, Inc. (collectively, the "Holder") upon presentation and surrender and delivery of this Convertible Note ("Note") the principal sum of Four Million Seventy-One Thousand Three Hundred Twenty and Seventy-Four United States Dollars (U.S. $4,071,320.74) (the "Principal Amount") on May 26, 2003 ("Maturity"), and, to pay interest thereon from the date hereof, semi-annually in arrears on May 26 and November 26 of each year, commencing May 26, 2000, at the rate of 5% per annum, calculated on the basis of a 360-day year consisting of twelve 30-day months, until the principal thereof is paid or payment thereof is duly provided for; provided, however, that the Principal Amount may be reduced from time to time in connection with puts, conversions, redemptions, purchase and cancellations (as described below); and provided further that interest accruing after the date of a reduction in the Principal Amount of the Note shall be calculated with reference to the new Principal Amount.

                        TERMS AND CONDITIONS OF THE NOTES

     The following, except for the paragraphs in italics, is the text of the terms and conditions of the Note which will be endorsed on the Note:

1.   Form, Denomination and Title

     (A) The Note will initially be registered in the name of Benz Energy, Inc. and Texstar Petroleum, Inc., whose mailing addresses are 1000 Louisiana, 15th floor, Houston, TX 77002

     (B) Title to the Note will remain in the name of the Holder until a transfer request is presented to and accepted by the Company.

     The Notes will bear the following legends, which may be modified as the Company deems necessary to comply with the Securities Act:

     "THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE. THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES FOR THE BENEFIT OF THE COMPANY THAT, EXCEPT TO PERMITTED ASSIGNEES IN ACCORDANCE WITH THE TERMS OF THE NOTE, THIS NOTE MAY NOT BE RESOLD, PLEDGED OR

OTHERWISE TRANSFERRED WITHOUT THE PRIOR WRITTEN CONSENT OF ISSUER AND UNLESS THE NOTE HAS BEEN REGISTERED UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES OR BLUE SKY LAW OR EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH LAWS ARE AVAILABLE."

2.   Status

     The Note is a direct, unconditional and unsecured obligation of the Company and will rank pari passu, without any preference among other indebtedness of the Company. The Note will not be secured by any assets or property of the Company. The Note will rank pari passu with all other present and future indebtedness of the Company, except that the Company may incur and become liable with respect to indebtedness which is senior in right of payment to the Note provided (i) such indebtedness is incurred in connection with purchase money obligations in connection with the purchase of any property or assets purchased after December 30, 1999 ("the Closing Date") or to pay all or a portion of the purchase price for property or assets acquired by the Company after the Closing Date; (ii) the Company may grant a security interest in existing or hereafter acquired property or assets senior in right of payment to the Note, or (iii) such indebtedness is incurred in connection with project finance transactions by the Company, such indebtedness will be recourse only to the project and/or project assets or properties, so encumbered, except to the extent a corporate guarantee by the Company may be required in connection therewith. Notwithstanding the foregoing, all such indebtedness contemplated under (i), (ii) and (iii), to the extent it ranks senior to the Note, shall rank senior to the Note only as to the payment from the assets or property encumbered and shall rank pari passu to the Note for all other purposes.

3.   Covenants

     (A) The Company will not merge or consolidate with or sell, convey, transfer or lease or otherwise dispose of all, or substantially all, of its assets unless: (a) either (i) the Company shall be the surviving Person in the case of a merger or (ii) the Person (if other than the Company) formed by such consolidation or into which the Company is merged or the Person(s) which acquired by conveyance or transfer, or which leases, all or substantially all of the Properties and assets of the Company (1) shall be organized and validly existing under the laws of the United States of America, any state thereof or the District of Columbia and (2) shall expressly assume the Company's obligation for the due and punctual payment of the principal of and interest on the Note and the performance and observance of every covenant on the part of the Company to be performed or observed; and (b) immediately after giving effect to such transaction (and treating any indebtedness which becomes an obligation of the

     Company in connection with or as a result of such transaction as having been incurred at the time of such transaction), no Default or Event of Default shall have occurred and be continuing.

     (B) Upon any consolidation of the Company with or merger of the Company with or into any other Person or any conveyance, transfer or lease of all or substantially all of the Properties and assets of the Company to any Person(s), the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company as Issuer of the Note with the same effect as if such successor Person(s) had been named as the Company herein, and in the event of any such conveyance or transfer, the Company, except in the case of a lease, shall be discharged of all obligations and covenants under the Note.

     (C) The Company shall furnish to Holder, promptly upon becoming aware of the existence of any condition or event which constitutes a Default or an Event of Default, written notice specifying the nature and period of existence thereof and the action which the Company is taking or proposes to take with respect thereto.

     (D) The Company will immediately notify Holder of any default under the terms of any outstanding indebtedness, if such default is not waived or cured within the period provided for such cure by the relevant loan documents.

     (E) After an Event of Default, the Company will not purchase or redeem any of the Shares, and the Company further agrees not to pay dividends with respect to any of its Shares, other than such dividends that it is contractually obligated to pay as of the Closing Date of this Note.

     (F) From the Closing Date until Maturity, the Company will not amend its articles of incorporation or bylaws in such a manner that will be detrimental to the terms of this Note or to the Company's ability to perform its obligations under the Note.

4.   Interest

     The Note shall bear interest from (and including) the Closing Date until the principal thereof is paid in full, at the rate of 5 % per annum on the principal amount thereof outstanding from time to time. Except as otherwise provided herein, interest shall be due and payable semi-annually in arrears on May 26 and November 26 of each year (each an "Interest Payment Date"), the first such payment to be made on May 26, 2000.

     The Note will cease to bear interest (i) from its due date for redemption unless the Company shall default in the payment of the Redemption Price, in which event interest shall continue to accrue, or (ii) where the Conversion Right shall have been voluntarily exercised by the Holder, from the Conversion Date, or (iii) in the case of a Mandatory Conversion, from the Mandatory Conversion Date. Interest is calculated on the basis of a 360 day year consisting of 12 months of 30 days each and, in the case of an incomplete month, the number of days elapsed.

5.   Put Options

     (A)  General

     For a period of nine months after the Closing Date (the "Restricted Put Period"), Holder shall have the right from time to time to compel Issuer (subject to the provisions stated herein) to redeem the Note (the "Put") into either cash or the issuance of the Company's $.01 par value common stock ("Shares") ("Put Consideration"), which form of Put Consideration shall be at the sole option of the Company, provided that (a) the Put Consideration shall be used solely for the purpose of retiring or exchanging secured obligations of Holder (including without limitation vendor notes, preferred stock and indentures of Holder) and (b) the retirement or exchange of the securities is at a discount to either or both (i) the outstanding amount of the secured obligation and/or (ii) the amount of the Put Consideration to be received pursuant to the Put, which discount will be acceptable to Company in its sole and absolute discretion. If at any time during a term of nine (9) months beginning after the nine (9) month period stated above or for a term of nine (9) months beginning during the nine (9) month period if the Letter of Intent between Company and Holder has terminated, the Put shall be freely exercisable at the sole discretion of the Holder without restriction and without approval of Company, for an amount equal to 50% of the then outstanding principal amount of the Note (plus accrued interest), payable either in cash or in Shares, at the sole election of Company; provided, however, such Put must be exercised by Holder(s) of the Note(s) aggregating not less than 50% of the then outstanding principal balance of the outstanding Note(s). Subject to the exercise of the Automatic Put described in Section 5(C) below, if such Put is not exercised within such period of time then the Put shall terminate and be null and void.

     (B)  Put Procedure

     To exercise the Put right, the Holder must complete, execute and deliver at its own expense to the office of the Company at 16285 Park Ten Place, Suite 600, Houston, TX 77084, Attention: Larry E. Cummings, Secretary, a notice of put exercise (a "Put Notice"). If the Put Notice is delivered within the Restricted Put Period, the Put Notice shall set forth (i) the Holder's desire to exercise the Put, (ii) the secured obligations of the Holder to be retired by, or exchanged for, the Put Consideration and (iii) the amount of the discount (A) at which the secured obligation will be retired or exchanged and/or (B) to the Put Consideration receivable on exercise of the Put. If the Company receives a Put Notice during the Restricted Put Period, the Company will have a period of 30 calendar days after the receipt of the Put Notice to accept or reject the exercise of the Put by delivering written notice to the Holder at his registered address in accordance with Section 14 hereof. Should Company elect to accept the exercise of the Put ("Company Put Acceptance Notice"), Holder shall have a period of five (5) Business Days after receipt of the Company Put Acceptance Notice to deliver the Note to Company. If the Put Notice is delivered within the nine (9) month term after the Restricted Put Period, the Put Notice shall set forth Holder's desire to exercise the Put, and shall be accompanied by the applicable Note. As soon as reasonably practicable, after (i) in the case a Put Notice is given by Holder during the Restricted Put Period, the Company's receipt of the applicable Note after the mailing of the Company Put Acceptance Notice and (ii) in the case a Put Notice is given by the Holder during the nine
(9) month period after expiration of the Restricted Put Period, the Company's receipt of the Put Notice and applicable Note, but either case not later than 15 days after the Company's receipt of the applicable Note or the Put Notice and applicable Note, as applicable, the Company shall redeem the then outstanding principal balance of the Note at the agreed upon discount (plus accrued interest thereon) as set forth in Section 5(A) above. The Redemption Price shall be payable in cash or Shares at the Company's sole discretion. The date of the Put (the "Put Date") shall be deemed the delivery to the Company of the applicable Put Notice. An election by Holder to exercise the Put once made and delivered to Company shall be irrevocable by Holder regardless of whether the Put is accepted or rejected by the Company.

     (C)  Automatic Put

     Notwithstanding the exercise of the Put during the time periods set out in
Section 5(A) above and subject to the Company's right to reject the automatic exercise described below, if at any time from the Closing Date until Maturity the Permitted Lienholder institutes an action to foreclose on the Note, in whole or in part, such filing shall immediately cause the exercise of the Put in accordance with Section 5(A) above (but without regard to the nine month time restriction contained in the second sentence of Section 5(A)) but only to the extent it covers the share of the Note pledged by the Noteholder to the Permitted Lienholder (the "Pledged Portion"). Upon the automatic exercise of the Put as herein provided, Company shall have a period of five (5) business days from the date the foreclosure action was filed, to advise Noteholder and Permitted Lienholder whether it elects to (i) accept the exercise of the Put or (ii) reject the automatic exercise of the Put. Should Company elect to accept the automatic exercise of the Put, Noteholder shall have an additional period of five (5) business days to from the receipt of Company's notice to deliver the Note. Upon receipt of such Note, the Company shall as soon as reasonably practicable thereafter (i) redeem the Pledged Portion of the Note at the agreed upon discount (plus accrued interest thereon) if such foreclosure is filed within the Restricted Put Period, otherwise such redemption will be for an amount equal to 50% of the then outstanding principal balance of the Pledged Portion of the Note (plus accrued interest thereon) and (ii) issue to Noteholder a new Note representing the difference, if any, between the principal balance of the surrendered Note and the Pledged Portion of the Note. If the Company elects to reject, or fails to timely elect to accept, the automatic exercise of the Put, the Permitted Lienholder shall become a Holder of the Pledged Portion of the Note (plus all accrued interest thereon) for all purposes of this Note without regard to further restrictions under this Section 5(c), and the Company shall be deemed to have given its prior written consent to the transfer and assignment of the Pledged Portion of the Note to the Permitted Lienholder in accordance with Section 15 hereof.

     (D) Payment in Shares

     If the Put is paid in Shares, the number of Shares to be received by the Holder on exercise of the Put shall be equal to the quotient of (i) the sum of the outstanding principal balance of the Note plus the accrued interest thereon, reduced by the applicable discount amount divided by (ii) the average Market Price of a Share during the 30 consecutive calendar day period ending as of the Put Date.

6.   Payments

     Except as otherwise provided under this Note, the payment of principal with respect to the Note, and the semi-annual payment of interest on an Interest Payment Date, shall be paid by wire transfer in immediately available funds in accordance with payment instructions set forth on Exhibit "A" or to any account in the United States which the Holder may designate by written notice to the Company in accordance with Section 14 hereof at least Five Business Days prior to the due date. If the date for any payment due under the Note falls on a day which is not a Business Day, such payment date shall be deemed to have fallen on the next Business Day. When making payments to the Holder, fractions of one cent will be rounded down to the nearest whole cent.

7.   Conversion

     (A)  Conversion Period and Price

     (i) The Holder has the right, subject as provided herein and to any applicable laws and regulations, to require the Company to convert the outstanding principal amount of the Note into fully paid and non-assessable Shares at any time during the Conversion Period. The Conversion Period begins on the Closing Date hereof, and ends upon the earliest to occur of (a) the second Business Day prior to the later of Maturity or the date on which all principal and interest on the Note is repaid in full, (b) if such Notes shall have been called for redemption, the close of the second Business Day prior to the Redemption Date, or (c) the effective date of a Mandatory Conversion. Upon conversion, the right of the converting Holder to repayment of the outstanding principal amount of the Note and accrued interest thereon shall be extinguished and released, and in consideration and exchange therefor the Company shall issue Shares for the outstanding principal amount of the Note plus accrued interest thereon through the Conversion Date at the Conversion Price. Upon such issuance of the Shares, the Note will be credited as paid up in full.

     (ii) The number of Shares to be issued on conversion of a Note will be determined by dividing the outstanding principal amount of the Note plus accrued interest by the Conversion Price (as defined below) in effect on the Conversion Date, with the result being rounded down to the nearest whole number.

     (iii) A Conversion Right may only be exercised as to the full outstanding principal balance of the Note held by the registered Holder. Fractions of Shares will not be issued on conversion and no cash adjustments will be made with respect thereof.

     (iv) The price at which Shares will be issued upon conversion (the "Conversion Price") will be U.S. $6.50 per Share but will be subject to adjustment in the manner provided in Section 7(C). The Company shall give notice of any adjustment of the Conversion Price in accordance with Section 14 within ten (10) days after the date of such adjustment.

     (v) Notwithstanding the provisions of paragraph (i) of this Section 7(A), if the Company shall default in making payment in full with respect to the Note which shall have been called for redemption prior to Maturity, then from the Redemption Date, interest shall continue to accrue on such Note and the Conversion Right attached to such Note will continue to be exercisable (unless already exercised by the Company pursuant to Section 7(D)) up to, and including the close of business on the date upon which the full amount of the monies payable with respect of such Note is due or, if earlier, Maturity.

     (B)  Procedure for Conversion

     (i) To exercise the Conversion Right attached to the Note, the Holder must complete, execute and mail at its own expense to the office of the Company at 16285 Park Ten Place, Suite 600, Houston, TX 77084, Attention: Larry E. Cummings, Secretary, a notice of conversion (a "Conversion Notice") in the form attached hereto as Exhibit "B" and incorporated herein by reference to this Note. The Conversion Date will be deemed to be the date of such Conversion Notice. A Conversion Notice once delivered shall be irrevocable.

     (ii) As soon as practicable, and in any event not later than fourteen (14) calendar days after the Conversion Date, the Company will in the case of the Note converted on exercise of the Conversion Right shall cause the Holder of the Note as designated in the Conversion Notice to be registered as Holder of the relevant number of Shares and will make a certificate or certificates for the relevant Shares available for collection at the Company's principal office in Houston, Texas or, if so requested in the relevant Conversion Notice, will deliver such certificate or certificates to the person and at the place specified in the Conversion Notice, at the risk of the Holder, together with any other securities, property or cash required to be delivered upon conversion and such assignments and other documents (if any) as may be required by law to effect the transfer thereof.

     (iii) The registered Holder of the Note being converted will be deemed for all purposes to be the holder of record of the number of Shares issuable upon conversion with effect from the Conversion Date or Mandatory Conversion Date, as the case may be. The Shares issued upon conversion of the Notes will in all respects rank pari passu with the issued and outstanding Shares issued on the relevant Conversion Date or Mandatory Conversion Date, as the case may be, except for any right excluded by mandatory provisions of applicable law. A Holder of Shares issued on conversion of Notes shall not be entitled to any rights for any record date which precedes the relevant Conversion Date or Mandatory Conversion Date, as the case may be.

     (iv) If any notice requiring the redemption of the Note is given pursuant to Section 8(B) on or after the fifteenth (15th) calendar day prior to the record date with respect to any dividend payable with respect to such Shares and such notice specifies a date for redemption falling on or prior to the next following Interest Payment Date, interest shall (subject as hereinafter provided) accrue on Notes which shall have been delivered for conversion on or after such record date. Any such interest shall be paid by the Company not later than fourteen (14) calendar days after the relevant Conversion Date pursuant to instructions given by the Holder.

     (C)  Adjustments in Conversion Price

     The Conversion Price is subject to adjustment upon the occurrence of certain events, including:

     (i) stock dividends; (ii) the subdivision, combination or reclassification of outstanding shares of Common Stock; (iii) issuances to all stockholders of the Company of securities which are exercisable or convertible into Shares at a price less than the Market Price for the Shares; (iv) issuances of Shares to all stockholders of the Company for cash at a price less than the fair market value, as determined by the Board of Directors, other than issuances pursuant to the conversion of this Note or the then outstanding securities of the Company (including, but not limited to, the 5% Convertible Notes due 2003, Series G Preferred Stock and any warrants to purchase Shares, or in connection with any plan of the Company for granting rights or options to purchase stock in connection with any employee compensation or benefit plan of the Company, whether now in effect or hereafter created or amended, including, but not limited to, the Company's Qualified Stock Option Plan, Non-Qualified Incentive Stock Option Plan, Directors Stock Option Plan, 1993 Stock Option and Restricted Stock Plan and 1996 Incentive and Nonstatutory Option Plan); and (v) the distribution to all holders of Common Stock of a class of debt securities of the Company or of assets or rights or warrants to purchase securities of the Company (excluding those rights and warrants referred to above and cash dividends or distributions from current or retained earnings), any one or more of such actions described in clauses (i) through (v) above referred to herein as an "Adjustment Event". The Company may at any time or from time to time reduce the Conversion Price under this Note temporarily or permanently.

     Upon the occurrence of an Adjustment Event under clauses (i) or (ii) above, the number of Shares issuable upon conversion of the Note immediately prior to the record date of such Adjustment Event shall be adjusted so that the Holder shall thereafter be entitled to receive the number of Shares that the Holder would have owned or have been entitled to receive after the occurrence of such Adjustment Event or any record date with respect thereto. An adjustment made pursuant to immediately preceding sentence shall become effective immediately after the effective date of such Adjustment Event retroactive to the record date, if any, for such Adjustment Event. Whenever the number of Shares issuable upon the conversion of the Note is adjusted pursuant to this paragraph, the Conversion Price for each Share shall be adjusted by multiplying such Conversion Price in effect immediately prior to such Adjustment Event by a fraction, the numerator of which shall be the number of Shares issuable upon conversion of the
Note immediately prior to such Adjustment Event, and the denominator of which shall be the number of Shares so issuable immediately thereafter.

     Upon the occurrence of an Adjustment Event under clause (iii) or (iv) above, then the Conversion Price per Share shall be adjusted by dividing (i) the sum of (A) the product obtained by multiplying the number of Shares outstanding immediately prior to such issuance (on a fully diluted basis) by the Conversion Price per share in effect immediately prior to such issuance, plus (B) the aggregate consideration, if any, received by the Company upon such issuance, plus (C) the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion of exercise thereof, by (ii) the number of Shares outstanding immediately after such issuance (on a fully diluted basis). Whenever the Conversion Price per share is adjusted as provided in this paragraph, the number of Shares issuable upon conversion of the Note immediately after such Adjustment Event shall be adjusted, to equal the product obtained (calculated to the nearest full share) by multiplying such number of Shares by a fraction, the numerator of which is the Conversion Price per share in effect immediately prior to such Adjustment Event and the denominator of which is the Conversion Price per share under the immediately preceding sentence, which adjusted number of Shares shall thereupon be the number of Shares issuable upon conversion of the Note until further adjusted as provided herein.

     For purposes of the immediately preceding paragraph, "on a fully diluted basis" means that all outstanding options, rights or warrants to subscribe for Shares and all securities convertible into or exchangeable for Shares (such options, rights, warrants and securities are collectively referred to herein as "Convertible Securities") and all options or rights to acquire Convertible Securities have been exercised, converted or exchanged.

     Upon the occurrence of an Adjustment Event under clause (v) above, the Conversion Price and the number of Shares issuable on conversion of the Note shall be adjusted as appropriate so that the economic benefits and losses that would have accrued to the Holder of the Note upon conversion of the Note prior to such Adjustment Event shall be equal as commercially possible to the economic benefits and losses that would of accrued to such Holder upon conversion of the Note after such Adjustment Event. Such adjustments shall be effective as of the earlier of the Adjustment Event or the record date, if any, of such Adjustment Event.

     No adjustment will be made where such adjustment would be less than five percent (5%) of the Conversion Price then in effect. Any adjustment not so made will be carried forward and taken into account in any subsequent adjustment. On any adjustment, the resultant Conversion Price, if not an integral multiple of one cent shall be rounded up to the nearest one cent.

     The Conversion Price may not be reduced so that, on conversion of the Note, Shares would be issued for an amount less than their par value.

     (D)  Mandatory Conversion

     (i) Holder acknowledges and agrees that the Company may elect to exercise the Conversion Right on behalf of the Holder with respect to the Note at the Conversion Price applicable as of the date fixed by the Company for such conversion (the "Mandatory Conversion Date"), provided that the average of the Market Price of the Shares over any thirty (30) consecutive calendar day period, on or after the Closing Date is equal to or greater than 125% of the Conversion Price.

     (ii) Not less than 30 calendar days following the Mandatory Conversion Date, the Company shall cause written notice of the Mandatory Conversion Date to be given to the Holder. Following such notice, the Holder will be required within 30 days after such date to deliver or procure delivery of the Note together with a duly completed Conversion Notice to the office of Company and to perform the obligations applicable to it on conversion specified in this Section 7(D). Failure to deliver the Conversion Notice shall not affect the conversion of the Note pursuant to the terms of this Section 7(D).

     (iii) From and after the Mandatory Conversion Date, the Note shall cease to constitute indebtedness of the Company and shall thereafter be only deemed to represent the right to receive Shares.

     (E)  Consolidation, Amalgamation or Merger

     In the event that the Company shall be a party to any transaction, including without limitation any (i) recapitalization or reclassification of the Shares (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of subdivision or combination of the Shares ), (ii) any consolidation of the Company with, or merger of the Company into, any other person, any merger of another person into the Company (other than a merger which does not result in a reclassification, conversion, exchange or cancellation of all of the outstanding shares of Common Stock of the Company), (iii) any sale or transfer of all or substantially all of the assets of the Company, or (iv) any compulsory share exchange pursuant to which the Shares are converted into the right to receive other securities, cash or Property, the Company (and to the extent possible, the resulting entity) will forthwith notify the Holder of such event and ensure that the Holder of the Note will have the right (during the period in which such Note shall be convertible) to convert such Note into the class and amount of shares and other securities and property receivable which would have become liable to be issued upon conversion of such Note immediately prior to the transaction.

8.   Payment, Redemption and Purchase

     (A) Unless previously redeemed, converted or purchased and canceled as provided herein, the Company will pay the Note in full in immediately available funds the outstanding principal amount plus all accrued and unpaid interest on through Maturity.

     (B) (i) At any time on or after May 26, 2002, but prior to November 26, 2002, the Company may at its option redeem the Note, in whole or in part, for the outstanding principal amount, together with interest (if any) accrued to (but excluding) the Redemption Date, payable in cash or Shares. If Company elects to redeem the Note for Shares, the Note will be redeemed for the number of shares of Common Stock equal to the sum of the outstanding principal amount plus accrued and unpaid interest divided by the average Market Price of the shares over the 30 calendar days immediately preceding the date of notice of such redemption.

     (ii) Commencing November 26, 2002 and ending on Maturity, Company may at its option redeem, pursuant and subject to the provisions set forth above, up to 50% of the Note for Shares, and, on Maturity, Company may redeem the outstanding Note for Shares. If Company elects to redeem the Note for Shares, each Note will be redeemed for the number of shares of Common Stock equal to 110% of the sum of the face value of the Note plus interest accrued and unpaid thereon divided by the average Market Price of the Shares over the 30 calendar days immediately preceding the date of notice of such redemption; provided, however, that if the average of the aggregate Market Price of all outstanding shares of Common Stock over such 30 calendar day period is less than $500 million, each Note will be redeemed for the number of shares of Common Stock equal to 115% of the sum of the face value of the Note plus interest accrued and unpaid thereon divided by the average of the Market Price of the Common Stock over the 30 calendar day period immediately preceding the date of notice of such redemption.

     (C) To exercise the Redemption Right, the Company must timely deliver written notice (the "Redemption Notice") to the Holder of the Note in accordance with Section 14 not less than 30 days or more than 60 days prior to the Redemption Date. The Redemption Notice shall set forth (i) the principal amount of the Notes (plus accrued interest) that the Company shall redeem on the Redemption Date, (ii) the Redemption Date, (iii) the Redemption Price, (iv) the place for delivery of the Note and any other necessary transfer instruments to be executed by the Holder in order to collect the Redemption Price. The Redemption Notice once given is irrevocable by the Company. Upon the expiration of any such notice period referred to in Section 8(C), the Company shall pay the Note as provided in 8(A).

     (D) Subject to applicable law, the Company may at any time purchase the Note together with all accrued interest thereon from the Holder in any manner and at any price negotiated between the parties.

     (E) If the Note is redeemed by the Company it will be forthwith canceled and may not be reissued or resold.

9.   Taxation

     All payments with respect to the Note by the Company shall be made without withholding or deduction for, or on account of, any present or future taxes, assessments or governmental charges of whatever nature ("Taxes") imposed or levied by or on behalf of the U.S. or any political sub-division of the U.S. having power to tax, unless the withholding or deduction of the Taxes is required by law. In that event, the Company will pay to the Holder the net amount due in connection with the Note, after the withholding or deduction of such Taxes paid (or to be paid), and

Company shall not be responsible for the payment of any additional amounts to third parties on behalf of the Holder.

10.  Additional Covenants

     While any Conversion Right remains exercisable, the Company will:

     (A) at all times keep available for issuance free from any preemptive rights out of its authorized but unissued capital such number of Shares as would enable the Conversion Rights to be satisfied in full; and

     (B) not in any way adversely modify the rights attached to the Shares with respect to voting, dividends or liquidation, except to the extent all Common Shares are equally affected.

11.  Events of Default

     The Note is, and it shall accordingly become, immediately due and payable for the outstanding principal amount on the Note together with accrued interest, if any of the following events (each an "Event of Default") shall have occurred (unless such Event of Default has been remedied to the satisfaction of the Holder and waived):

     (A) if default is made for a period of five (5) Business Days or more in the payment of any interest due with respect to the Note; or

     (B) if the Company fails to perform or observe any of its other obligations, covenants, conditions or provisions under the Note or Purchase and Sale Agreement and such failure continues for a period of 30 calendar days (or such longer period as the Holder may in its absolute discretion permit) following the service by the Holder on the Company of a notice of default requiring the same to be remedied; or

     (C) if (i) any other indebtedness of the Company becomes due and payable prior to its stated maturity by reason of an event of default (howsoever described) or (ii) any such indebtedness of the Company is not paid when due or, as the case may be, within any applicable grace period, and in each such case such event continues unremedied for a period of 30 calendar days, provided in each such case the indebtedness exceeds $2,000,000; or

     (D) if the Company shall be declared or adjudicated by a competent court to be insolvent or bankrupt, consents to the entry of an order of relief against it in an involuntary bankruptcy case, shall enter into any assignment or other similar arrangement for the benefit of its creditors or consents to the appointment of a custodian (including, without limitation, a receiver, liquidator or trustee); or

     (E) if a receiver shall be appointed for the Company or in relation to all or substantially all of the assets of either of them, or a creditor shall levy and foreclose upon (and take possession of) all or substantially all of the assets of Company, and in any of the foregoing cases is not paid out or discharged within 90 calendar days; or

     (F) if the Company institutes proceedings to be adjudicated a voluntary bankrupt, or shall consent to the filing of a bankruptcy proceeding against it, or shall file a petition or answer or consent seeking organization under the laws of the Federal Bankruptcy Code or any similar applicable U.S. federal or state law, or shall consent to the filing of any such petition, or shall consent to the appointment of a receiver or liquidator or trustee or assignee (or other similar official) in bankruptcy or insolvency of it or its Property, or shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they come due; or

     (G) if a decree or order by a court of competent jurisdiction shall have been entered against the Company or any declaring either of them a bankrupt or insolvent, or approving a petition seeking the reorganization of the Company under the Federal Bankruptcy Code or any other similar applicable U.S. federal or state law, and such decree or order shall continue undischarged or unstayed for a period of 90 calendar days; or a decree or order by a court of competent jurisdiction for the appointment of a receiver or liquidator or trustee or assignee (or other similar official) in bankruptcy or insolvency of the Company, or for the winding up or liquidation of its affairs, shall have been entered, and such decree or order shall have continued undischarged and unstayed for a period of 90 calendar days; or

     (H) A material breach of a representation or warranty contained in the Purchase and Sale Agreement occurs and is not remedied, if curable, within 90 days after notice of such breach.

12.  Replacement of Notes

     Should the Note be lost, stolen, mutilated, defaced or destroyed, it may be replaced at the office of the Company upon payment by the claimant of the expenses incurred in connection with the replacement and on such terms as to evidence indemnity and security as the Company may reasonably require. Mutilated or defaced Notes must be surrendered before replacements will be issued.

13.  Registration Statement

     Company agrees that in the event Shares are issued to Holder under the terms of this Convertible Note, Company will file, or cause to be filed, a separate registration statement with the Securities and Exchange Commission for purposes of registering for resale Holder's Shares under the U. S. Securities Act of 1933, as amended, and any applicable state securities or blue sky law, within five (5) months following the issuance of such Shares, and shall use its commercially reasonable best efforts to have such registration statement declared effective as soon as reasonably possible after such filing, as more fully set forth in
Section 4.11 of that certain Purchase and Sale Agreement dated contemporaneously with this Note.

14.  Notices

     All Notices required or permitted under this Note shall be in writing and shall be personally delivered or by certified mail, postage prepaid and return receipt requested or by telecopier to the address designated by Holder. All notices given by personal delivery or mail shall be effective on the date of actual receipt. All notices by telecopier shall be confirmed in writing on the day of transmission by personal delivery or certified mail.

15.  Transferability.

     Except for transfers by Noteholder to a Permitted Assignee, this Note may not be transferred, assigned, hypothecated, sold or conveyed ("Transfers" or "Transferred") in any manner, in whole or in part, by Holder or any Permitted Assignee, without Company's prior written consent, which consent may be withheld for any reason at Company's sole and absolute discretion. Any attempt transfer of the Note by Holder or Permitted Assignee in violation of this Section 15 shall be void ab initio and of no force and effect.

16.  Definitions

     The terms set forth below shall have the meanings ascribed to them below:

     "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

     "Business Day" means each Monday, Tuesday, Wednesday, Thursday, and Friday which is a day on which banking institutions in Houston, Texas are not authorized or obliged by law, regulation or executive order to close.

     "Closing Date" means December 30, 1999.

     "Common Stock" means, with respect to any Person, any and all shares, interests, participation and other equivalents (however designated, whether voting or non-voting) of such Person's common stock, whether now outstanding or issued after the date of this Indenture, and includes, without limitation, all series and classes of such common stock.

     "Company" means Harken Energy Corporation.

     "Conversion Date" means the Business Day during the Conversion Period on which the Conversion Right is exercised by delivery to the Company of the Note surrendered for conversion and the completed "Conversion Date" means the Business Day during the Conversion Period on which the Conversion Right is exercised by delivery to the Company of the Note surrendered for conversion and the completed notice of a Holder's intention to exercise its Conversion Right with respect to the Note.

     "Conversion Period" means, with respect to any Note, the period which is provided in Section 7(A) of this Note.

     "Conversion Price" means the price at which Conversion Shares shall be issued upon conversion as provided in Section 7(A) hereof, subject to adjustment as set forth herein.

     "Conversion Right" means the right of a Holder of the Note to convert such
Note into Conversion Shares.

     "Conversion Shares" means the Shares into which the Notes are convertible.

     "Corporation" includes corporations, limited liability companies, limited and general partnerships, associations, joint-stock companies and business trusts.

     "Event of Default" has the meaning specified in Section 11.

     "Holder" means a Person who is the registered holder of a Note.

     "Indebtedness" of any Person means and includes all present and future obligations of such Person.

     "Interest Payment Date" means May 26 and November 26 of each year while any portion of this Note remains outstanding, commencing May 26, 2000.

     "Mandatory Conversion" means conversion of the Notes at the option of the Company pursuant to Section 7(D).

     "Mandatory Conversion Date" means the date specified in a notice published by the Company in accordance with Section 7(D), on which the Holder is required to surrender its Note for conversion.

     "Market Price" of a Share on any day shall mean (i) the closing sales price on the immediately preceding business day of a Share as reported on the principal securities exchange on which Shares are then listed or admitted to trading or (ii) if not so reported, the average of the closing bid and asked prices for a Share on the immediately preceding business day as quoted on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or (iii) if not quoted on NASDAQ, the average of the closing bid and asked prices for a Share as quoted by the National Quotation Bureau's "Pink Sheets" or the National Association of Securities Dealers' OTC Bulletin Board System. If the price of a Share shall not be so reported, the Market Price of a Share shall be determined by the Company's board of directors in good faith.

     "Maturity," when used with respect to any Note, means the date on which the principal of such Note becomes due and payable as therein or herein provided, whether at Maturity or the Redemption Date and whether by declaration of acceleration, call for redemption or otherwise. As used in this Note, Maturity is May 26, 2003.

     "Note" has the meaning stated in the first recital of this Convertible
Note.

     "Permitted Assignees" means (i) Stewart Peck, in his capacity as Collateral Agent for Participating Creditors in the Debt Restructure Agreement dated August 6, 1999, for an amount up to $4,071,320.74 out of the Principal Amount of the Note plus interest accrued or thererafter payable thereon and (ii) the Permitted Lienholder for an amount up to $7,928,679.26 out of the Principal Amount of the Note plus interest accrued or thereafter payable thereon; provided, however, any Transfer to the Permitted Lienholder shall be for the sole purpose of Holder granting to Permitted Lienholder a security interest in, or lien on, the Note. The Permitted Lienholder shall foreclose upon such security interest or pledge, provided, further, if Permitted Lienholder shall foreclose on such security interest or pledge, the Permitted Lienholder shall be subject to the Automatic Put provisions contained in Section 5(c) of the Note.

     "Permitted Lienholder" means Encap Energy Capital Fund III, L.P. for an amount equal to $7,928,679.26 out of the Principal Amount of the Note, plus interest accrued or thereafter payable thereon.

     "Person" means any individual, corporation, limited liability corporation, limited or general partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government entity or any agency or political subdivision thereof.

     "Property or Properties" means any kind of property or asset, whether real, personal or mixed, or tangible or intangible, and any interest therein.

     "Put Consideration" when used with respect to this Note, means the value paid, in cash or Shares, for the redemption of the Note in the manner set forth in Section 5.

     "Put Date" has the meaning specified in Section 5.

     "Put Notice" has the meaning specified in Section 5.

     "Redemption Date," when used with respect to any Note to be redeemed, in whole or in part, means the date fixed for such redemption by or pursuant to this Note.

     "Redemption Price," when used with respect to any Note to be redeemed, means the price at which they are to be redeemed pursuant to the terms hereof, plus accrued interest to the Redemption Date if applicable.

     "Restricted Put Period" has the meaning specified in Section 5.

     "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated from time to time by the Commission pursuant thereto.

     "Shares" means the common stock, par value U.S.$0.01, of the Company (and all other (if any) shares or stock resulting from any sub-division, consolidation or reclassification or such shares).

17.  Governing Law

     This Note is governed by, and will be construed in accordance with, the laws of the State of Texas.

18.  Other Defined Terms

     Capitalized words and terms used in this Note that are defined elsewhere in this Note are used herein as therein defined.

     IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed in its corporate name by the signature of the undersigned duly authorized officer of the Issuer.

     DATED as of December ___, 1999.


                                           HARKEN ENERGY CORPORATION



                                           By: /s/ Larry E. Cummings
                                              ---------------------------------
                                               Larry E. Cummings, Vice President


[Corporate Seal]

ATTEST:

By:
   -------------------------------------

Name:
     -----------------------------------
                Assistant Secretary